PGIM Rock ETF Trust
PGIM S&P 500 Max Buffer ETF – March
(the “Fund”)
Supplement dated February 21, 2025
to the Fund’s Currently Effective Prospectus
As described in the Fund’s prospectus, an investment in shares of the Fund is subject to a pre-determined upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the entire Target Outcome Period (an approximately one-year period over which the Fund seeks to produce the target outcome). The Target Outcome Period for the Fund will commence on March 1, 2025 and end on February 28, 2026. The Fund’s Cap will not be determined until on or about the start of the Target Outcome Period. Investors are encouraged to visit the Fund’s website (https://www.pgim.com/investments/etf-buffer-fund)* on March 1, 2025 (or the first business day thereafter) to obtain information on the Cap for the Target Outcome Period. Investors should consider the Cap before investing in the Fund for the Target Outcome Period.
The buffer for the Fund is also disclosed below. Investors are further encouraged to visit the website (https://www.pgim.com/investments/etf-buffer-fund)* for the Fund on March 1, 2025 (or the first business day thereafter) to obtain information on the final buffer for the Target Outcome Period.
As of February 21, 2025, the expected range of the Fund’s Cap (before fees and expenses) for the Target Outcome Period is set forth below.
Fund Name	Ticker	Estimated Cap Range	Anticipated Buffer
PGIM S&P 500 Max Buffer ETF – March	PMMR	6.1% – 8.1 % before fees and expenses	100% before fees and expenses
		(5.6% – 7.6% after taking into account the Fund’s unitary management fee)	(99.5% after taking into account the Fund’s unitary management fee)
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* Reference to the Website does not incorporate the Website into this supplement or the Fund’s prospectus.

LR5015MAR